UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  February 26, 2009
                                           -------------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

             Nevada                                     98-0479847
----------------------------------             ------------------------------
 State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization                      Identification No.)

                      2287 Stater Road, Ferndale, WA 98248
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (866) 732-2759

                                    Formerly

              4430 - 33 Street, Edmonton, Alberta, Canada, T6T 1E9
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGMENT

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Departure of Directors and Officers

On February 26, 2009, the Board of Directors of Sea 2 Sky Corporation (the "Company") accepted the resignation of Irene Getty as a member of the Company's Board of Directors (the "Board"), and as President, and Chief Executive Officer
(CEO) of the Company.

Also, on February 26, 2009, the Board of Directors of the Company accepted the resignation of Dennis Cox as a member of the Board, and as Secretary/Treasurer and Chief Financial Officer (CFO) of the Company.


(b) Election of New Officers

On February 26, 2009, the Board of Directors (the "Board") of Sea 2 Sky Corporation (the "Company") appointed David Siebenga as President, and Chief Executive Officer (CEO) of the Company.

David Siebenga, a lawyer admitted to the British Columbia Law Society in 1987, operates a legal and business consulting practice in British Columbia. His business background includes consulting for international trading corporations, an environmental industrial products corporation, a manufacturing facility, and a financial development officer and for an international land developer. David currently provides international consulting to firms dealing with immigration and trading who want access to international markets for their goods.

Mr. Siebenga received his Bachelor of Commerce from the University of Calgary Faculty of Management in 1982 and his L.L.B. from of University of British Columbia Faculty of Law in 1986. He was admitted to the Law Society of British Columbia in 1987.

Also, on February 26, 2009, the Board of Directors of the Company appointed Erik Odeen as Secretary/Treasurer and Chief Financial Officer (CFO) of the Company.

Mr. Erik Odeen, a Certified Public Accountant in the State of California and Certified Fraud Examiner, has over 20 years experience in manufacturing operations, financial management, and public accounting. A graduate of Millsaps College, Mr. Odeen holds a Bachelor of Business Administration with a concentration in accounting and economics.

Mr. Odeen spent eight years in public accounting; 1989 through 1992 with Deloitte & Touch and from 2004 through 2008 with PCAOB-registered McKennon, Wilson & Morgan (Irvine, CA) where he specialized in managing external audits, complex accounting issues, SEC Reporting and Sarbanes-Oxley compliance. Additionally, Mr. Odeen has held numerous senior- level management positions during his 14-year career with International Paper Company. Currently, Mr. Odeen resides in Newport Beach, California where he operates his consulting practice which provides accounting, financial management and advisory services to both public and privately-held company clients. Mr. Odeen is an active member of the American Institute of Certified Public Accountants (AICPA), the California Society of CPAS (CalCPA,) and Association of Certified Fraud Examiners (ACFE).

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    February 26, 2009

SEA 2 SKY CORPORATION



By: /s/ David Siebenga
    -----------------------------
Name:  David Siebenga
Title:   Chief Executive Officer